UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	January 1, 2012 — June 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6 | 30 | 12

Semiannual report

Putnam VT
George Putnam Balanced Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

Stock markets around the world continue to exhibit volatility due to Europe’s unresolved sovereign debt crisis, China’s decelerating economy, and slower-than-expected economic growth in the United States.

At the end of June, however, the European summit in Brussels offered evidence that policymakers were taking positive steps toward resolving the eurozone’s debt crisis. Although a lasting resolution remains to be seen, investors were heartened by the European developments, and the rally that came on the final day of the month pushed stocks to their best June in more than a decade. This performance followed a sharp market sell-off in May.

Putnam’s fundamental, bottom-up investment approach is well suited to uncovering opportunities in today’s volatile market environment, while seeking to guard against downside risk. In this climate, it is also important to rely on the expertise of your financial advisor, who can help you maintain a long-term focus and balanced investment approach.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 6/30/12)

Investment objective

Balanced investment composed of a well-diversified portfolio of stocks and bonds that produce both capital growth and current income

Net asset value June 30, 2012

Class IA: $7.55	Class IB: $7.52

Total return at net asset value

					George
				Barclays U.S.	Putnam
(as of	Class IA	Class IB	Russell 1000	Aggregate	Blended
6/30/12)	shares*	shares*	Value Index	Bond Index	Index

6 months	6.43%	6.18%	8.68%	2.37%	6.26%

1 year	4.41	4.02	3.01	7.47	5.70

5 years	–11.64	–12.87	–10.49	38.90	13.08
Annualized	–2.44	–2.72	–2.19	6.79	2.49

10 years	30.45	27.09	67.22	72.96	82.45
Annualized	2.69	2.43	5.28	5.63	6.20

Life	43.59	39.06	77.66	129.45	115.30
Annualized	2.59	2.35	4.14	6.04	5.56

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1998.

George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is based on the Russell 1000 Value Index and 40% of which is based on the Barclays U.S. Aggregate Bond Index. Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation. Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Reflects equity holdings and cash only. Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 6/30/12. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

Putnam VT George Putnam Balanced Fund 1

Report from your fund’s managers

How would you characterize the investment environment for the six months ended June 30, 2012?

While volatility continued to define the market environment throughout the first half of 2012, it was a tale of two different quarters. In the first three months of the year, stocks posted their strongest first-quarter gains in more than a decade. The largest advances came from stocks of cyclical companies, which tend to perform better during periods of economic growth and thereby inspire greater investor confidence. Strong U.S. corporate earnings also helped drive equity market performance during the first quarter of 2012. That growth momentum not only stalled during the second quarter, but also began to backslide. This change of fortune came amid signs that the eurozone sovereign debt crisis was reigniting, economic activity in the emerging markets was continuing to slow, and the U.S. economy’s growth trajectory was flattening out. On balance, most equity markets advanced slightly during the past six months, but the pace of the advance decelerated as the period drew to a close. A similar story evolved in the bond market. During the first quarter, as economic growth prospects were on the rise, the higher-risk spread sectors of the bond market did well, solidly outpacing U.S. Treasuries. But again, as those growth prospects faded in the face of renewed fears about the eurozone and China, Treasuries and other safe-haven sectors of the bond market rallied strongly.

How did George Putnam Balanced Fund perform in this volatile market environment?

The fund is managed as a fairly conservative, balanced portfolio aimed at providing low volatility. We favor high-quality stocks and bonds, seeking both capital appreciation and current income, regardless of market conditions. The changing fortunes of the capital markets during the past six months presented challenges and opportunities for the fund. Our conservative approach was somewhat of a drag on performance during the first quarter of 2012, as the equity market’s advance was driven more by cyclical, growth-oriented stocks than the blue-chip names we tend to own in the fund. Similarly, on the bond side, our conservative bias was toward U.S. Treasuries, investment-grade corporate bonds, and agency issues, which generally did not contribute the same level of yields delivered by sectors of the bond market farther out on the risk spectrum. This overall investment approach served us better during the second quarter, when investors’ concerns over slowing global economic growth had them seeking the higher-quality, safer investments favored by this fund.

What influenced the performance of the fund’s equity sleeve?

The fund’s equity sleeve performed generally in line with the large-cap market. It was negatively influenced by its underweight to the financials sector, which performed well in the first half of the period. It also was hurt by security selection in the health-care sector, particularly by its overweights to some large health-care insurers, which investors shunned due to uncertainties over the future of health-care reform. Out-of-index positions in some large integrated oil companies detracted from performance as well, as energy prices fell on slowing global growth prospects. On the plus side, favorable stock selection in the consumer discretionary, consumer staples, and industrials sectors all contributed to the fund’s performance.

How did the fixed-income holdings fare?

Our allocation to fixed-income securities is meant mainly to lower volatility in the overall portfolio. During the past six months — but especially during the second quarter — the fund’s fixed-income sleeve outpaced its benchmark, mostly as a result of its bias toward high-quality bonds in a market environment that was shifting more and more toward lower-risk investments.

What is your near-term outlook?

The global investment environment remains challenged by some long-term, macroeconomic headwinds, among them the ongoing debt crisis in the eurozone, worries about slowing growth in the emerging markets, and uncertainty about how the U.S. political landscape will play out as the year progresses. We believe these issues will continue to bring volatility to the global marketplace for some time to come. What we will be looking for in future investments are companies that have proved themselves by successfully navigating such environments in the past and that have cash on their balance sheets and solid dividends.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Value stocks may fail to rebound, and the market may not favor value-style investing. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. Current and future portfolio holdings are subject to risk.

Your fund’s managers

Portfolio Manager David M. Calabro joined Putnam in 2008 and has been in the investment industry since 1982.

Portfolio Manager Raman Srivastava is a CFA charterholder. He joined Putnam in 1999 and has been in the investment industry since 1997.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT George Putnam Balanced Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2012, to June 30, 2012. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/12		for the 6 months ended 6/30/12

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$3.80	$5.08	$3.72	$4.97

Ending value
(after expenses)	$1,064.30	$1,061.80	$1,021.18	$1,019.94

Annualized
expense ratio	0.74%	0.99%	0.74%	0.99%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/12. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT George Putnam Balanced Fund 3

The fund’s portfolio 6/30/12 (Unaudited)

COMMON STOCKS (57.1%)*	Shares	Value

Basic materials (1.6%)
Alcoa, Inc.	33,200	$290,500

Dow Chemical Co. (The)	7,000	220,500

E.I. du Pont de Nemours & Co.	18,700	945,659

Freeport-McMoRan Copper & Gold, Inc.
Class B (Indonesia)	5,900	201,013

Nucor Corp.	9,100	344,890

PPG Industries, Inc.	5,800	615,496

Rio Tinto PLC ADR (United Kingdom)	3,200	152,992

Weyerhaeuser Co. R	5,516	123,338

		2,894,388
Capital goods (2.4%)
Eaton Corp.	8,000	317,040

Emerson Electric Co.	6,500	302,770

Illinois Tool Works, Inc.	11,200	592,368

Ingersoll-Rand PLC	4,500	189,810

Lockheed Martin Corp.	3,000	261,240

Northrop Grumman Corp.	14,800	944,092

Parker Hannifin Corp.	4,200	322,896

Raytheon Co.	12,300	696,057

Staples, Inc.	17,100	223,155

United Technologies Corp.	5,300	400,309

		4,249,737
Communication services (4.2%)
AT&T, Inc.	62,800	2,239,447

Comcast Corp. Class A	41,600	1,329,951

DIRECTV Class A †	2,600	126,932

Juniper Networks, Inc. †	6,000	97,860

Time Warner Cable, Inc.	5,800	476,180

Verizon Communications, Inc.	51,140	2,272,661

Vodafone Group PLC ADR (United Kingdom)	29,100	820,038

		7,363,069
Conglomerates (2.7%)
3M Co.	4,000	358,400

General Electric Co.	162,800	3,392,751

Tyco International, Ltd.	19,700	1,041,144

		4,792,295
Consumer cyclicals (6.1%)
Bed Bath & Beyond, Inc. †	6,100	376,980

Carnival Corp.	9,100	311,857

Ford Motor Co.	31,200	299,208

Hasbro, Inc.	13,100	443,697

Home Depot, Inc. (The)	9,700	514,003

Johnson Controls, Inc.	18,800	520,948

Kimberly-Clark Corp.	7,600	636,652

Macy’s, Inc.	15,200	522,120

Marriott International, Inc. Class A	10,018	392,706

News Corp. Class A	34,500	769,005

Omnicom Group, Inc.	3,600	174,960

Stanley Black & Decker, Inc.	2,400	154,464

Target Corp.	24,500	1,425,654

Time Warner, Inc.	36,700	1,412,950

TJX Cos., Inc. (The)	9,000	386,370

Viacom, Inc. Class B	16,000	752,320

Wal-Mart Stores, Inc.	4,900	341,628

Walt Disney Co. (The)	26,700	1,294,950

		10,730,472

COMMON STOCKS (57.1%)* cont.	Shares	Value

Consumer staples (4.9%)
Avon Products, Inc.	23,300	$377,693

Coca-Cola Co. (The)	4,100	320,579

Coca-Cola Enterprises, Inc.	28,800	807,552

Colgate-Palmolive Co.	3,200	333,120

CVS Caremark Corp.	26,700	1,247,690

General Mills, Inc.	10,300	396,962

Hertz Global Holdings, Inc. †	22,800	291,840

Kellogg Co.	4,700	231,851

Kraft Foods, Inc. Class A	10,201	393,963

Lorillard, Inc.	4,000	527,800

McDonald’s Corp.	3,400	301,002

Newell Rubbermaid, Inc.	21,900	397,266

PepsiCo, Inc.	3,700	261,442

Philip Morris International, Inc.	21,580	1,883,070

Procter & Gamble Co. (The)	14,100	863,625

		8,635,455
Energy (6.8%)
Anadarko Petroleum Corp.	2,200	145,640

Chevron Corp.	18,000	1,899,000

ConocoPhillips	8,300	463,804

Devon Energy Corp.	4,700	272,553

Exxon Mobil Corp.	41,500	3,551,154

Hess Corp.	6,100	265,045

National Oilwell Varco, Inc.	3,600	231,984

Newfield Exploration Co. †	6,800	199,308

Noble Corp. (Switzerland)	15,100	491,203

Occidental Petroleum Corp.	9,800	840,546

Phillips 66 †	3,800	126,312

Royal Dutch Shell PLC ADR (United Kingdom)	25,616	1,727,286

Schlumberger, Ltd.	11,476	744,907

Southwestern Energy Co. †	6,000	191,580

Total SA ADR (France)	13,400	602,330

Valero Energy Corp.	9,400	227,010

		11,979,662
Financials (10.9%)
Aflac, Inc.	13,900	592,001

Allstate Corp. (The)	19,200	673,728

American Express Co.	8,900	518,069

Bank of New York Mellon Corp. (The)	27,300	599,235

BB&T Corp.	8,700	268,395

Capital One Financial Corp.	9,400	513,804

Charles Schwab Corp. (The)	43,400	561,162

Chubb Corp. (The)	10,100	735,482

Citigroup, Inc.	54,850	1,503,438

Comerica, Inc.	9,400	288,674

Equity Residential Trust R	3,352	209,031

Fifth Third Bancorp	8,900	119,260

Goldman Sachs Group, Inc. (The)	8,580	822,479

JPMorgan Chase & Co.	79,200	2,829,815

Marsh & McLennan Cos., Inc.	29,800	960,454

MetLife, Inc.	11,200	345,520

Morgan Stanley	11,550	168,515

PNC Financial Services Group, Inc.	4,500	274,995

Progressive Corp. (The)	11,800	245,794

Prologis, Inc. R	6,072	201,773

Prudential Financial, Inc.	28,400	1,375,412

RenaissanceRe Holdings, Ltd.	2,600	197,626

4 Putnam VT George Putnam Balanced Fund

COMMON STOCKS (57.1%)* cont.	Shares	Value

Financials cont.
Simon Property Group, Inc. R	1,341	$208,740

State Street Corp.	23,700	1,057,968

Sun Life Financial, Inc. (Canada)	11,200	243,712

Travelers Cos., Inc. (The)	17,500	1,117,200

U.S. Bancorp	32,600	1,048,416

Wells Fargo & Co.	49,900	1,668,656

		19,349,354
Health care (9.4%)
Abbott Laboratories	4,400	283,668

Aetna, Inc.	19,000	736,630

Baxter International, Inc.	21,300	1,132,095

Bristol-Myers Squibb Co.	12,700	456,565

CIGNA Corp.	15,400	677,600

Covidien PLC (Ireland)	12,225	654,038

Johnson & Johnson	49,000	3,310,440

Medtronic, Inc.	14,000	542,220

Merck & Co., Inc.	48,900	2,041,575

Novartis AG ADR (Switzerland)	8,800	491,920

Pfizer, Inc.	114,948	2,643,804

Quest Diagnostics, Inc.	4,000	239,600

Shire PLC ADR (Ireland)	2,400	207,336

St. Jude Medical, Inc.	19,200	766,272

Stryker Corp.	15,500	854,050

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	9,600	378,624

Thermo Fisher Scientific, Inc.	22,200	1,152,402

		16,568,839
Technology (4.9%)
Apple, Inc. †	500	292,000

Cisco Systems, Inc.	72,300	1,241,391

EMC Corp. †	24,100	617,683

Hewlett-Packard Co.	12,800	257,408

Honeywell International, Inc.	27,400	1,530,016

IBM Corp.	3,000	586,740

Intel Corp.	24,000	639,600

KLA-Tencor Corp.	2,500	123,125

L-3 Communications Holdings, Inc.	5,300	392,253

Microsoft Corp.	35,800	1,095,122

NetApp, Inc. †	6,800	216,376

Oracle Corp.	11,900	353,430

Qualcomm, Inc.	7,800	434,304

SanDisk Corp. †	6,000	218,880

Texas Instruments, Inc.	15,900	456,171

Yahoo!, Inc. †	8,200	129,806

		8,584,305
Transportation (0.4%)
FedEx Corp.	4,400	403,084

United Parcel Service, Inc. Class B	3,800	299,288

		702,372
Utilities and power (2.9%)
Ameren Corp.	21,700	727,818

American Electric Power Co., Inc.	15,200	606,480

Calpine Corp. †	12,800	211,328

Dominion Resources, Inc.	4,300	232,200

Duke Energy Corp.	11,900	274,414

Edison International	16,200	748,440

Entergy Corp.	13,020	883,928

Exelon Corp.	3,200	120,384

COMMON STOCKS (57.1%)* cont.	Shares	Value

Utilities and power cont.
NextEra Energy, Inc.	6,200	$426,622

PG&E Corp.	18,640	843,833

		5,075,447

Total common stocks (cost $78,645,177)		$100,925,395

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (9.6%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.2%)
Government National Mortgage Association
Pass-Through Certificates
4s, TBA, July 1, 2042	$1,000,000	$1,091,016
3 1/2s, TBA, July 1, 2042	1,000,000	1,068,750

		2,159,766
U.S. Government Agency Mortgage Obligations (8.4%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates 3 1/2s, TBA,
July 1, 2042	1,000,000	1,048,828

Federal National Mortgage Association
Pass-Through Certificates
5 1/2s, with due dates from July 1, 2033
to November 1, 2038	1,423,460	1,555,507
5s, August 1, 2033	462,251	502,030
4 1/2s, TBA, July 1, 2042	5,000,000	5,363,672
3 1/2s, TBA, July 1, 2042	6,000,000	6,305,625

		14,775,662
Total U.S. government and agency mortgage
obligations (cost $16,756,342)		$16,935,428

U.S. TREASURY OBLIGATIONS (7.9%)*	Principal amount	Value

U.S. Treasury Bonds 4 5/8s, February 15, 2040	$400,000	$553,476

U.S. Treasury Notes
3 1/2s, May 31, 2013	3,800,000	3,912,545
2 5/8s, April 30, 2016	1,800,000	1,940,625
2 5/8s, February 29, 2016	6,900,000	7,425,586
1 1/4s, April 15, 2014	180,000	182,939

Total U.S. treasury obligations (cost $13,950,325)		$14,015,171

CORPORATE BONDS AND NOTES (16.3%)*	Principal amount	Value

Basic materials (1.1%)
Allegheny Technologies, Inc. sr. unsec.
unsub. notes 9 3/8s, 2019	$45,000	$57,263

ArcelorMittal sr. unsec. unsub. 9.85s, 2019 (France)	235,000	278,095

CF Industries, Inc. company guaranty sr. unsec.
unsub. notes 6 7/8s, 2018	80,000	94,900

Dow Chemical Co. (The) sr. unsec. notes 5 1/4s, 2041	135,000	148,529

Eastman Chemical Co. sr. unsec. notes 4.8s, 2042	80,000	81,551

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022	55,000	56,096

Eastman Chemical Co. sr. unsec. unsub. notes 6.3s, 2018	15,000	17,760

Eastman Chemical Co. sr. unsec. unsub. notes 2.4s, 2017	20,000	20,212

Georgia-Pacific, LLC sr. unsec. unsub. notes 7 3/4s, 2029	135,000	175,374

International Paper Co. sr. unsec. notes 9 3/8s, 2019	144,000	192,295

International Paper Co. sr. unsec. notes 8.7s, 2038	10,000	14,113

International Paper Co. sr. unsec. notes 7.95s, 2018	35,000	44,105

International Paper Co. sr. unsec. unsub. notes 7.3s, 2039	15,000	18,728

Mosaic Co. (The) sr. unsec. notes 3 3/4s, 2021	30,000	31,303

Packaging Corp. of America sr. unsec.
unsub. notes 3.9s, 2022	45,000	45,146

PPG Industries, Inc. sr. unsec.
unsub. debs. 7.4s, 2019	55,000	68,436

Putnam VT George Putnam Balanced Fund 5

CORPORATE BONDS AND NOTES (16.3%)* cont.	Principal amount	Value

Basic materials cont.
Rio Tinto Finance USA, Ltd. company
guaranty sr. unsec. notes 5.2s, 2040 (Australia)	$130,000	$153,651

Rock-Tenn Co. 144A sr. unsec. notes 4.9s, 2022	25,000	25,755

Rock-Tenn Co. 144A sr. unsec. notes 4.45s, 2019	25,000	25,680

Sealed Air Corp. sr. notes 7 7/8s, 2017	95,000	102,600

Teck Resources Limited sr. notes 10 3/4s, 2019 (Canada)	3,000	3,608

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)	7,000	7,814

Temple-Inland, Inc. sr. unsec. unsub. notes 6 5/8s, 2018	30,000	35,820

Union Carbide Corp. sr. unsec. unsub. bonds 7 3/4s, 2096	45,000	50,907

Xstrata Finance Canada, Ltd. 144A company
guaranty sr. unsec. notes 6s, 2041 (Canada)	10,000	9,866

Xstrata Finance Canada, Ltd. 144A company
guaranty sr. unsec. unsub. bonds 5.8s, 2016 (Canada)	95,000	106,121

		1,865,728
Capital goods (0.2%)
Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	104,000	132,775

Parker Hannifin Corp. sr. unsec.
unsub. notes Ser. MTN, 6 1/4s, 2038	125,000	170,632

Republic Services, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2019	40,000	46,286

United Technologies Corp. sr. unsec. notes 5.7s, 2040	15,000	18,862

United Technologies Corp. sr. unsec. unsub
notes 4 1/2s, 2042	35,000	38,444

United Technologies Corp. sr. unsec.
unsub. notes 3.1s, 2022	20,000	20,957

		427,956
Communication services (1.3%)
American Tower REIT, Inc. sr. unsec.
unsub. notes 4 5/8s, 2015 R	85,000	89,972

AT&T, Inc. sr. unsec. bonds 6.55s, 2039	40,000	51,481

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	75,000	89,119

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	157,000	204,897

CenturyLink, Inc. sr. unsec. debs. Ser. G, 6 7/8s, 2028	110,000	108,126

CenturyLink, Inc. sr. unsec. unsub. notes Ser. P,
7.6s, 2039	50,000	48,286

Comcast Cable Communications, LLC company
guaranty sr. unsec. unsub. notes 8 7/8s, 2017	105,000	135,662

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	20,000	25,688

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040	25,000	29,258

Cox Communications, Inc. 144A notes 5 7/8s, 2016	34,000	39,494

Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883s, 2020	105,000	114,000

France Telecom sr. unsec. unsub. notes 4 1/8s,
2021 (France)	46,000	48,131

Koninklijke (Royal) KPN NV sr. unsec.
unsub. bonds 8 3/8s, 2030 (Netherlands)	10,000	12,798

NBCUniversal Media, LLC sr. unsec.
unsub. notes 6.4s, 2040	55,000	67,193

NBCUniversal Media, LLC sr. unsec.
unsub. notes 5.15s, 2020	45,000	51,663

Qwest Corp. notes 6 3/4s, 2021	68,000	76,683

Rogers Communications, Inc. company
guaranty sr. unsec. bonds 8 3/4s, 2032 (Canada)	10,000	14,300

SBA Tower Trust 144A company
guaranty sr. notes 5.101s, 2017	175,000	189,375

TCI Communications, Inc. company
guaranty sr. unsec. unsub. debs. 7 7/8s, 2026	45,000	60,661

Telecom Italia Capital SA company guaranty
sr. unsec. unsub. notes 6.175s, 2014 (Italy)	45,000	45,338

CORPORATE BONDS AND NOTES (16.3%)* cont.	Principal amount	Value

Communication services cont.
Telefonica Emisiones SAU company guaranty
sr. unsec. unsub. notes 6.221s, 2017 (Spain)	$125,000	$117,349

Time Warner Cable, Inc. company
guaranty sr. notes 7.3s, 2038	90,000	115,878

Time Warner Cable, Inc. company
guaranty sr. unsec. unsub. notes 6 3/4s, 2039	60,000	73,127

Time Warner Cable, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2041	50,000	54,395

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018	60,000	82,297

Verizon New Jersey, Inc. debs. 8s, 2022	110,000	146,222

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	135,000	177,406

Verizon Virginia, Inc. debs. Ser. A, 4 5/8s, 2013	50,000	51,435

		2,320,234
Consumer cyclicals (1.0%)
ADT Corp./The 144A company guaranty sr. unsec
notes 4 7/8s, 2042	42,000	41,136

ADT Corp./The 144A company guaranty sr. unsec
notes 3 1/2s, 2022	58,000	57,715

Advance Auto Parts, Inc. company
guaranty sr. unsec. notes 5 3/4s, 2020	65,000	73,457

CBS Corp. company guaranty sr. unsec.
debs. notes 7 7/8s, 2030	110,000	141,355

Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5.7s, 2020	65,000	66,950

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc.
company guaranty sr. unsec. notes 6.35s, 2040	60,000	67,976

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc.
company guaranty sr. unsec. unsub. notes 5 7/8s, 2019	120,000	137,665

Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.95s, 2020	75,000	78,578

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	20,000	23,550

Ford Motor Credit Co., LLC 144A sr. unsec.
notes 4.207s, 2016	200,000	207,676

Grupo Televisa, S.A.B sr. unsec. bonds 6 5/8s,
2040 (Mexico)	90,000	109,615

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	125,000	130,313

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 5 1/8s, 2042	10,000	10,464

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 3 7/8s, 2022	15,000	15,752

Marriott International, Inc. sr. unsec. unsub
notes 3s, 2019	45,000	45,246

Masco Corp. sr. unsec. bonds 7 1/8s, 2020	45,000	49,651

News America Holdings, Inc. company
guaranty sr. unsec. debs. 7 3/4s, 2024	135,000	161,982

Owens Corning company guaranty sr. unsec.
notes 9s, 2019	48,000	59,760

Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	20,000	27,091

Time Warner, Inc. company guaranty sr. unsec.
bonds 7.7s, 2032	45,000	58,763

Time Warner, Inc. company guaranty sr. unsec.
notes 4.7s, 2021	10,000	11,129

Time Warner, Inc. debs. 9.15s, 2023	85,000	118,133

Toyota Motor Credit Corp. sr. unsec.
unsub. notes 3.3s, 2022	95,000	99,118

Whirlpool Corp. sr. unsec. unsub notes 4.7s, 2022	45,000	45,496

		1,838,571

6 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (16.3%)* cont.	Principal amount	Value

Consumer staples (1.1%)
Altria Group, Inc. company guaranty sr. unsec.
notes 9.7s, 2018	$60,000	$83,026

Altria Group, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2019	85,000	118,089

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 8.2s, 2039	25,000	39,747

Campbell Soup Co. debs. 8 7/8s, 2021	110,000	160,401

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	41,000	44,383

CVS Pass-Through Trust 144A company
guaranty sr. notes 7.507s, 2032	166,812	207,201

CVS Pass-Through Trust 144A pass-through
certificates 6.117s, 2013	19,360	19,755

Darden Restaurants, Inc. sr. unsec.
unsub. notes 6.8s, 2037	125,000	147,861

Delhaize Group company guaranty sr. unsec
notes 5.7s, 2040 (Belgium)	15,000	12,600

Delhaize Group company guaranty sr. unsec
notes 4 1/8s, 2019 (Belgium)	40,000	38,701

Diageo Investment Corp. company
guaranty sr. unsec. debs. 8s, 2022	230,000	326,606

General Mills, Inc. sr. unsec. notes 5.65s, 2019	20,000	24,143

Kraft Foods Group, Inc. 144A company
guaranty sr. unsec. unsub. notes 5s, 2042	230,000	243,426

Kraft Foods, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	5,000	6,427

Kroger Co. company guaranty sr. unsec.
unsub. notes 6.4s, 2017	55,000	65,752

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	75,000	104,743

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	90,000	117,240

Tyson Foods, Inc. company guaranty sr. unsec.
unsub. notes 6.85s, 2016	70,000	80,063

WPP Finance UK company guaranty sr. unsec.
notes 8s, 2014 (United Kingdom)	100,000	112,778

		1,952,942
Energy (1.0%)
Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031	150,000	188,840

BP Capital Markets PLC company guaranty sr. unsec.
unsub. notes 4.742s, 2021 (United Kingdom)	100,000	114,459

BP Capital Markets PLC company guaranty sr. unsec.
unsub. notes 4 1/2s, 2020 (United Kingdom)	30,000	33,775

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	55,000	60,605

Ente Nazionale Idrocarburi (ENI) SpA 144A
sr. unsec. notes 4.15s, 2020 (Italy)	130,000	129,008

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	30,000	35,996

Kerr-McGee Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2031	55,000	71,317

Marathon Petroleum Corp. sr. unsec.
unsub. notes 6 1/2s, 2041	25,000	28,411

Motiva Enterprises, LLC 144A sr. unsec.
notes 6.85s, 2040	15,000	18,920

Motiva Enterprises, LLC 144A sr. unsec.
unsub. notes 5.2s, 2012	50,000	50,393

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	90,000	92,250

Noble Holding International, Ltd. company
guaranty sr. unsec. notes 6.05s, 2041	60,000	65,111

Petrobras International Finance Co. company
guaranty sr. unsec. notes 6 3/4s, 2041 (Brazil)	35,000	41,054

Petrobras International Finance Co. company
guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)	130,000	140,110

CORPORATE BONDS AND NOTES (16.3%)* cont.	Principal amount	Value

Energy cont.
Petrobras International Finance Co. company
guaranty sr. unsec. notes 3 7/8s, 2016 (Brazil)	$70,000	$72,271

Petrohawk Energy Corp. company
guaranty sr. unsec. notes 7 1/4s, 2018	140,000	157,440

Pride International, Inc. sr. unsec. notes 7 7/8s, 2040	120,000	169,271

Spectra Energy Partners LP sr. unsec. notes 4.6s, 2021	40,000	42,255

Statoil ASA company guaranty sr. unsec.
notes 5.1s, 2040 (Norway)	70,000	82,833

Weatherford Bermuda company guaranty sr. unsec.
notes 9 5/8s, 2019	23,000	29,975

Weatherford International, Inc. company
guaranty sr. unsec. unsub. notes 6.8s, 2037	30,000	33,812

Weatherford International, Inc. company
guaranty sr. unsec. unsub. notes 6.35s, 2017	35,000	40,418

		1,698,524
Financials (7.2%)
ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s,
2017 (Netherlands)	215,000	218,902

Aflac, Inc. sr. unsec. notes 6.9s, 2039	80,000	96,980

Aflac, Inc. sr. unsec. notes 6.45s, 2040	55,000	63,679

American Express Co. sr. unsec. notes 8 1/8s, 2019	150,000	199,740

American International Group, Inc. jr.
sub. bonds FRB 8.175s, 2068	140,000	151,900

American International Group, Inc. sr. unsec.
Ser. MTN, 5.85s, 2018	105,000	115,687

Aon PLC jr. unsec. sub. notes 8.205s, 2027	200,000	231,078

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	80,000	88,154

AXA SA 144A jr. unsec. sub. notes FRN 6.463s,
2049 (France)	75,000	63,000

Bank Nederlandse Gemeenten 144A bonds 1 3/4s,
2015 (Netherlands)	2,000,000	2,014,835

Bank of America Corp. sr. unsec. unsub
notes 5 7/8s, 2042	40,000	43,745

Bank of America Corp. sr. unsec.
unsub. notes 6 1/2s, 2016	205,000	225,117

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	120,000	141,570

Barclays Bank PLC 144A unsec. sub. notes 6.05s,
2017 (United Kingdom)	280,000	282,924

Bear Stearns Cos., Inc. (The) sr. notes 6.4s, 2017	205,000	235,110

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	44,000	52,603

BNP Paribas SA 144A jr. unsec. sub. notes FRN
5.186s, 2049 (France)	130,000	108,550

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	160,000	173,392

Capital One Capital III company guaranty jr.
unsec. sub. notes 7.686s, 2036	40,000	40,300

Capital One Capital IV company guaranty jr.
unsec. sub. notes FRN 6.745s, 2037	30,000	30,038

Capital One Capital V company guaranty jr. unsec.
sub. notes 10 1/4s, 2039	73,000	74,460

Citigroup, Inc. sr. unsec. notes 6 1/8s, 2018	120,000	133,989

Citigroup, Inc. sub. notes 5s, 2014	140,000	143,509

Citigroup, Inc. unsec. sub. notes 5 5/8s, 2012	50,000	50,300

Citigroup, Inc. unsec. sub. notes 5 1/2s, 2017	85,000	88,820

CNA Financial Corp. sr. unsec. unsub. notes 5 3/4s, 2021	35,000	38,458

CNA Financial Corp. unsec. notes 6 1/2s, 2016	65,000	73,143

Commonwealth Bank of Australia 144A sr. unsec.
notes 3 3/4s, 2014 (Australia)	185,000	190,850

Credit Suisse Guernsey sr. unsec. notes 5.3s, 2019	100,000	112,505

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	95,000	113,592

Putnam VT George Putnam Balanced Fund 7

CORPORATE BONDS AND NOTES (16.3%)* cont.	Principal amount	Value

Financials cont.
Deutsche Bank Capital Funding Trust VII 144A jr.
unsec. sub. bonds FRB 5.628s, perpetual maturity	$80,000	$66,400

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	15,000	17,001

Erac USA Finance, Co. 144A sr. notes 4 1/2s, 2021	120,000	127,652

GATX Financial Corp. notes 5.8s, 2016	80,000	85,769

GE Capital Trust I unsec. sub. bonds FRB 6 3/8s, 2067	215,000	221,181

General Electric Capital Corp. sr. unsec. notes 6.15s, 2037	145,000	171,306

Genworth Financial, Inc. sr. unsec.
unsub. notes 7 5/8s, 2021	220,000	207,863

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	210,000	239,502

Hartford Financial Services Group, Inc. (The)
sr. unsec. unsub. notes 6 5/8s, 2040	245,000	253,151

HBOS PLC 144A unsec. sub. bonds 6s, 2033
(United Kingdom)	135,000	105,670

Health Care REIT, Inc. sr. unsec. notes 4 1/8s, 2019 R	60,000	61,080

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	135,000	144,861

HSBC Finance Capital Trust IX FRN 5.911s, 2035	300,000	281,625

HSBC Holdings PLC sub. notes 6 1/2s, 2037
(United Kingdom)	170,000	188,612

International Lease Finance Corp. sr. unsec.
notes 6 1/4s, 2019	45,000	46,013

JPMorgan Chase Capital XVIII bonds Ser. R, 6.95s, 2036	18,000	18,000

JPMorgan Chase Capital XXIII company guaranty jr.
unsec. sub. notes FRN 1.467s, 2047	488,000	330,562

JPMorgan Chase Capital XXV bonds Ser. Y, 6.8s, 2037	241,000	240,999

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	300,000	294,219

Lloyds TSB Bank PLC bank guaranty sr. unsec.
unsub. notes 6 3/8s, 2021 (United Kingdom)	20,000	22,666

Lloyds TSB Bank PLC company guaranty sr. unsec.
sub. notes Ser. MTN, 6 1/2s, 2020 (United Kingdom)	190,000	187,141

Loews Corp. notes 5 1/4s, 2016	35,000	38,752

Macquarie Bank Ltd. 144A unsec.
sub. notes 6 5/8s, 2021 (Australia)	160,000	160,428

Massachusetts Mutual Life Insurance Co. 144A
notes 8 7/8s, 2039	130,000	186,273

Merrill Lynch & Co., Inc. jr. sub. bonds 7 3/4s, 2038	295,000	336,494

MetLife Capital Trust IV 144A jr.
sub. debs. 7 7/8s, 2037	300,000	333,000

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	50,000	52,745

Nationwide Mutual Insurance Co. 144A
notes 8 1/4s, 2031	60,000	69,243

Nordea Bank AB 144A jr. unsec. sub. notes FRN
5.424s, 2015 (Sweden)	100,000	98,000

Nordea Bank AB 144A sub. notes 4 7/8s, 2021 (Sweden)	200,000	194,867

OneAmerica Financial Partners, Inc. 144A
bonds 7s, 2033	56,000	58,161

Pacific LifeCorp 144A sr. notes 6s, 2020	30,000	32,951

Progressive Corp. (The) jr. unsec. sub. notes FRN
6.7s, 2037	305,000	317,200

Prudential Financial, Inc. sr. notes 7 3/8s, 2019	50,000	61,024

Prudential Financial, Inc. sr. notes 6.2s, 2015	50,000	54,886

Prudential Financial, Inc. sr. unsec. notes 6 5/8s, 2040	35,000	39,891

Rabobank Nederland 144A jr. unsec. sub. notes FRN
11s, perpetual maturiy (Netherland)	75,000	94,350

Rayonier, Inc. company guaranty sr. unsec.
unsub. notes 3 3/4s, 2022 R	40,000	40,067

Royal Bank of Scotland Group PLC
sr. sub. notes FRN 9 1/2s, 2022 (United Kingdom)	140,000	146,020

Santander Issuances S.A. Unipersonal 144A bank
guaranty unsec. sub. notes 5.911s, 2016 (Spain)	100,000	92,323

CORPORATE BONDS AND NOTES (16.3%)* cont.	Principal amount	Value

Financials cont.
Standard Chartered Bank 144A unsec.
sub. notes 6.4s, 2017 (United Kingdom)	$110,000	$121,656

State Street Capital Trust IV company
guaranty jr. unsec. sub. bonds FRB 1.468s, 2037	270,000	196,489

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R	40,000	46,036

TD Ameritrade Holding Corp. company
guaranty sr. unsec. unsub. notes 5.6s, 2019	70,000	79,563

Teachers Insurance & Annuity Association
of America 144A notes 6.85s, 2039	110,000	142,039

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015 R	85,000	89,642

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	295,000	343,739

WEA Finance, LLC/ WT Finance Aust. Pty. Ltd. 144A
company guaranty sr. unsec. notes 6 3/4s, 2019	85,000	100,289

Westpac Capital Trust III 144A unsec. sub. notes
FRN 5.819s, perpetual maturity	140,000	137,297

Willis Group Holdings Ltd. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2021
(United Kingdom)	110,000	119,878

ZFS Finance USA Trust V 144A bonds FRB 6 1/2s, 2037	30,000	29,400

		12,720,906
Government (0.4%)
International Bank for Reconstruction &
Development unsec. unsub. bonds 7 5/8s, 2023	500,000	747,040

		747,040
Health care (0.2%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	48,000	62,798

CIGNA Corp. sr. unsec. unsub. notes 5 3/8s, 2042	30,000	31,920

Coventry Health Care, Inc. sr. unsec. notes 5.45s, 2021	70,000	78,413

Quest Diagnostics, Inc. company
guaranty sr. unsec. notes 6.95s, 2037	50,000	62,926

Quest Diagnostics, Inc. company
guaranty sr. unsec. notes 4 3/4s, 2020	17,000	18,869

UnitedHealth Group, Inc. sr. unsec.
unsub. notes 4 5/8s, 2041	45,000	47,951

WellPoint, Inc. notes 7s, 2019	90,000	111,998

		414,875
Technology (0.3%)
Computer Sciences Corp. sr. unsec. notes 6 1/2s, 2018	43,000	45,903

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	210,000	247,072

KLA-Tencor Corp. sr. unsec. notes 6.9s, 2018	145,000	173,191

Xerox Corp. sr. unsec. notes 4 1/2s, 2021	60,000	62,263

		528,429
Transportation (0.4%)
American Airlines 2011-2 Class A Pass-Through
Trust pass-through certificates Ser. 11-2,
Class A, 8 5/8s, 2023	48,524	51,435

Burlington Northern Santa Fe, LLC sr. unsec.
notes 5.4s, 2041	85,000	97,177

Burlington Northern Santa Fe, LLC sr. unsec.
unsub. notes 5 3/4s, 2040	40,000	47,472

Continental Airlines, Inc. pass-through
certificates Ser. 97-4A, 6.9s, 2018	14,307	15,201

Continental Airlines, Inc. pass-through
certificates Ser. 98-1A, 6.648s, 2017	60,979	64,333

CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042	30,000	30,735

Norfolk Southern Corp. sr. unsec. notes 6s, 2111	60,000	71,104

Northwest Airlines Corp. pass-through
certificates Ser. 00-1, 7.15s, 2019	167,085	167,921

Southwest Airlines Co. pass-through certificates
Ser. 07-1, 6.15s, 2022	99,188	112,827

Union Pacific Corp. 144A pass-through
certificates 5.214s, 2014	20,000	21,565

		679,770

8 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (16.3%)* cont.	Principal amount	Value

Utilities and power (2.1%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	$60,000	$61,850

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	55,000	63,010

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	20,000	20,637

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	185,000	219,626

Beaver Valley Funding Corp. sr. bonds 9s, 2017	55,000	56,892

Boardwalk Pipelines LP company
guaranty sr. unsec. notes 5 7/8s, 2016	120,000	134,928

Bruce Mansfield Unit pass-through certificates
6.85s, 2034	188,700	198,842

Consolidated Edison Co. of New York sr. unsec.
unsub. notes 4.2s, 2042	35,000	37,303

Dominion Resources, Inc. jr. sub. notes FRN
Ser. 06-B, 2.761s, 2066	248,000	222,333

Dominion Resources, Inc. sr. unsec.
unsub. notes Ser. 07-A, 6s, 2017	90,000	107,578

Duke Energy Carolinas, LLC sr. mtge.
notes 4 1/4s, 2041	70,000	74,801

EDP Finance BV 144A sr. unsec. unsub. notes 6s,
2018 (Netherlands)	100,000	86,992

El Paso Natural Gas Co. sr. unsec.
unsub. bonds 8 3/8s, 2032	75,000	97,043

El Paso Pipeline Partners Operating Co., LP
company guaranty sr. unsec. notes 6 1/2s, 2020	30,000	35,025

Electricite de France SA (EDF) 144A notes 6.95s,
2039 (France)	100,000	118,433

Electricite de France SA (EDF) 144A
sr. notes 5.6s, 2040 (France)	40,000	41,098

Energy Transfer Partners LP sr. unsec.
unsub. notes 6 1/2s, 2042	105,000	112,096

Energy Transfer Partners LP sr. unsec.
unsub. notes 5.2s, 2022	35,000	37,510

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 4.85s, 2042	55,000	54,764

Iberdrola International BV company
guaranty sr. unsec. unsub. notes 6 3/4s, 2036	30,000	28,281

ITC Holdings Corp. 144A notes 5 7/8s, 2016	35,000	40,218

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	40,000	46,412

Kansas Gas and Electric Co. bonds 5.647s, 2021	42,679	46,683

KCP&L Greater Missouri Operations Co. sr. unsec.
unsub. notes 11 7/8s, 2012	110,000	110,000

MidAmerican Funding, LLC sr. sec. bonds 6.927s, 2029	10,000	13,162

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	45,000	57,567

Pacific Gas & Electric Co. sr. unsec. notes 6.35s, 2038	45,000	59,335

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	30,000	37,335

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	37,000	42,050

PPL Capital Funding, Inc. company
guaranty sr. unsec. unsub. notes 4.2s, 2022	5,000	5,037

PPL WEM Holdings PLC 144A sr. unsec.
notes 5 3/8s, 2021 (United Kingdom)	210,000	226,256

Puget Sound Energy, Inc. jr. sub. FRN Ser. A,
6.974s, 2067	99,000	99,495

Spectra Energy Capital, LLC company
guaranty sr. unsec. unsub. notes 6.2s, 2018	80,000	95,492

Spectra Energy Capital, LLC sr. notes 8s, 2019	110,000	139,319

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 6.572s, 2017	15,000	18,091

CORPORATE BONDS AND NOTES (16.3%)* cont.	Principal amount	Value

Utilities and power cont.
Texas-New Mexico Power Co. 144A 1st mtge.
bonds 9 1/2s, 2019	$135,000	$184,616

Trans-Canada Pipelines, Ltd. jr. unsec.
sub. notes FRN 6.35s, 2067 (Canada)	150,000	154,463

Union Electric Co. sr. bonds 6.7s, 2019	125,000	157,164

Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042	35,000	36,647

Wisconsin Energy Corp. jr. unsec. sub. notes FRN
6 1/4s, 2067	300,000	312,000

		3,690,384

Total corporate bonds and notes (cost $26,546,387)		$28,885,359

INVESTMENT COMPANIES (1.2%)*	Shares	Value

Financial Select Sector SPDR Fund	81,500	$1,191,530

Market Vectors Gold Miners ETF	2,400	118,992

Utilities Select Sector SPDR Fund	20,200	747,198

Total investment companies (cost $1,736,963)		$2,057,720

CONVERTIBLE PREFERRED STOCKS (1.0%)*	Shares	Value

Apache Corp. Ser. D, $3.00 cv. pfd.	3,584	$179,872

General Motors Co. Ser. B, $2.375 cv. pfd.	7,367	244,511

MetLife, Inc. $3.75 cv. pfd.	6,300	389,781

PPL Corp. $4.75 cv. pfd.	8,707	463,299

PPL Corp. $4.375 cv. pfd.	6,662	356,417

United Technologies Corp. $3.75 cv. pfd.	4,200	221,298

Total convertible preferred stocks (cost $2,004,231)		$1,855,178

MORTGAGE-BACKED SECURITIES (0.5%)*	Principal amount	Value

CS First Boston Mortgage Securities Corp.
Ser. 04-C1, Class B, 4.855s, 2037	$250,000	$258,925

Federal Home Loan Mortgage Corp.
Ser. T-56, Class A, IO, 0.524s, 2043	873,329	14,806
Ser. T-56, Class 3, IO, 0.478s, 2043	625,011	8,203
Ser. T-56, Class 1, IO, 0.296s, 2043	816,984	6,127
Ser. T-56, Class 2, IO, 0.127s, 2043	751,423	2,348

GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	323	289

GS Mortgage Securities Corp. II 144A Ser. 98-C1,
Class F, 6s, 2030 F	97,235	98,209

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	90,000	90,881
Ser. 99-C1, Class G, 6.41s, 2031	97,000	96,515
Ser. 98-C4, Class H, 5.6s, 2035	143,000	154,710

Morgan Stanley Capital I FRB Ser. 07-HQ12,
Class A2, 5.781s, 2049	125,027	127,215

Total mortgage-backed securities (cost $779,343)		$858,228

MUNICIPAL BONDS AND NOTES (0.2%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds),
7 1/2s, 4/1/34	$30,000	$37,507

IL State G.O. Bonds
4.421s, 1/1/15	65,000	68,494
4.071s, 1/1/14	185,000	191,186

North TX, Thruway Auth. Rev. Bonds (Build America
Bonds), 6.718s, 1/1/49	55,000	73,581

OH State U. Rev. Bonds (Build America Bonds),
4.91s, 6/1/40	40,000	48,062

Total municipal bonds and notes (cost $375,207)		$418,830

Putnam VT George Putnam Balanced Fund 9

ASSET-BACKED SECURITIES (—%)*	Principal amount	Value

First Plus Home Loan Trust Ser. 97-3, Class B1,
7.79s, 2023 (In default) †	$14,822	$1

GE Business Loan Trust 144A Ser. 04-2, Class D,
2.992s, 2032	58,797	24,695

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E,8s, 2038	204,874	20,487

Total asset-backed securities (cost $86,984)		$45,183

FOREIGN GOVERNMENT BONDS AND NOTES (—%)*	Principal amount	Value

Hungary (Republic of) sr. unsec.
unsub. notes 7 5/8s, 2041	$34,000	$32,649

Total foreign government bonds and notes (cost $35,484)		$32,649

SHORT-TERM INVESTMENTS (14.1%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.12% [e]	19,643,119	$19,643,119

Straight-A Funding, LLC Commercial Paper with an
effective yield of 0.175%, September 21, 2012	$2,250,000	2,249,003

Straight-A Funding, LLC Commercial Paper with an
effective yield of 0.148%, July 9, 2012	3,000,000	2,999,900

Total short-term investments (cost $24,892,097)		$24,892,022

Total investments (cost $165,808,540)		$190,921,163

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

G.O. Bonds	General Obligation Bonds
IO	Interest Only
MTN	Medium Term Notes
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2012 through June 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $176,797,011.

† Non-income-producing security.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $14,804,570 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$2,894,388	$—	$—

Capital goods	4,249,737	—	—

Communication services	7,363,069	—	—

Conglomerates	4,792,295	—	—

Consumer cyclicals	10,730,472	—	—

Consumer staples	8,635,455	—	—

Energy	11,979,662	—	—

Financials	19,349,354	—	—

Health care	16,568,839	—	—

Technology	8,584,305	—	—

Transportation	702,372	—	—

Utilities and power	5,075,447	—	—

Total common stocks	100,925,395	—	—

Asset-backed securities	—	45,183	—

Convertible preferred stocks	221,298	1,633,880	—

Corporate bonds and notes	—	28,885,359	—

Foreign government bonds and notes	—	32,649	—

Investment companies	2,057,720	—	—

Mortgage-backed securities	—	858,228	—

Municipal bonds and notes	—	418,830	—

U.S. Government and Agency Mortgage Obligations	—	16,935,428	—

U.S. Treasury Obligations	—	14,015,171	—

Short-term investments	19,643,119	5,248,903	—

Totals by level	$122,847,532	$68,073,631	$—

The accompanying notes are an integral part of these financial statements.

10 Putnam VT George Putnam Balanced Fund

Statement of assets and liabilities
6/30/12 (Unaudited)

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $146,165,421)	$171,278,044

Affiliated issuers (identified cost $19,643,119) (Note 5)	19,643,119

Dividends, interest and other receivables	753,191

Receivable for investments sold	1,033,240

Total assets	192,707,594

Liabilities

Payable to custodian	104

Payable for investments purchased	661,322

Payable for purchases of delayed delivery securities (Note 1)	14,822,681

Payable for shares of the fund repurchased	141,661

Payable for compensation of Manager (Note 2)	76,745

Payable for investor servicing fees (Note 2)	26,477

Payable for custodian fees (Note 2)	5,546

Payable for Trustee compensation and expenses (Note 2)	86,956

Payable for administrative services (Note 2)	343

Payable for distribution fees (Note 2)	19,027

Other accrued expenses	69,721

Total liabilities	15,910,583

Net assets	$176,797,011

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$275,185,156

Undistributed net investment income (Note 1)	1,465,978

Accumulated net realized loss on investments	(124,966,772)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	25,112,649

Total — Representing net assets applicable to capital shares outstanding	$176,797,011

Computation of net asset value Class IA

Net assets	$82,612,408

Number of shares outstanding	10,946,323

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$7.55

Computation of net asset value Class IB

Net assets	$94,184,603

Number of shares outstanding	12,519,144

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$7.52

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 11

Statement of operations
Six months ended 6/30/12 (Unaudited)

Investment income

Dividends (net of foreign tax of $11,566)	$1,559,590

Interest (including interest income of $8,196 from investments in affiliated issuers) (Note 5)	934,841

Total investment income	2,494,431

Expenses

Compensation of Manager (Note 2)	481,212

Investor servicing fees (Note 2)	90,324

Custodian fees (Note 2)	7,885

Trustee compensation and expenses (Note 2)	7,306

Administrative services (Note 2)	3,022

Distribution fees — Class IB (Note 2)	119,626

Auditing	49,343

Other	24,391

Total expenses	783,109

Expense reduction (Note 2)	(3,270)

Net expenses	779,839

Net investment income	1,714,592

Net realized gain on investments (Notes 1 and 3)	4,681,360

Net realized loss on foreign currency transactions (Note 1)	(19)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	26

Net unrealized appreciation of investments during the period	4,627,675

Net gain on investments	9,309,042

Net increase in net assets resulting from operations	$11,023,634

Statement of changes in net assets

	Six months ended	Year ended
	6/30/12*	12/31/11

Decrease in net assets

Operations:

Net investment income	$1,714,592	$3,745,735

Net realized gain on investments and foreign currency transactions	4,681,341	8,412,035

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	4,627,701	(6,577,962)

Net increase in net assets resulting from operations	11,023,634	5,579,808

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(1,872,551)	(2,167,229)

Class IB	(1,873,492)	(2,233,016)

Decrease from capital share transactions (Note 4)	(9,487,168)	(27,937,390)

Total decrease in net assets	(2,209,577)	(26,757,827)

Net assets:

Beginning of period	179,006,588	205,764,415

End of period (including undistributed net investment $1,465,978 and $3,497,429, respectively)	$176,797,011	$179,006,588

* Unaudited.

The accompanying notes are an integral part of these financial statements.

12 Putnam VT George Putnam Balanced Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of expenses to average net assets, excluding interest expense (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)[e]

Class IA

6/30/12†	$7.25	.08	.39	.47	(.17)	—	(.17)	$7.55	6.43*	$82,612	.37*	.37*	1.01*	44*

12/31/11	7.21	.15	.06	.21	(.17)	—	(.17)	7.25	2.88	83,017.74		.74	2.07	100

12/31/10	6.84	.16	.58	.74	(.37)	—	(.37)	7.21	11.20	94,297	.74[f]	.74[f]	2.38	191

12/31/09	5.74	.19	1.22	1.41	(.31)	—	(.31)	6.84	26.10	100,211	1.00[g,h]	.77[g]	3.15	237

12/31/08	11.05	.33	(4.35)	(4.02)	(.47)	(.82)	(1.29)	5.74	(40.57)	103,006	.77[g]	.77[g]	3.85	140

12/31/07	12.47	.35	(.20)	.15	(.38)	(1.19)	(1.57)	11.05	1.14	243,160	.72[g]	.72[g]	3.03	128

Class IB

6/30/12†	$7.22	.07	.38	.45	(.15)	—	(.15)	$7.52	6.18*	$94,185	.49*	.49*	.89*	44*

12/31/11	7.17	.13	.07	.20	(.15)	—	(.15)	7.22	2.77	95,989.99		.99	1.82	100

12/31/10	6.81	.14	.57	.71	(.35)	—	(.35)	7.17	10.83	111,467	.99[f]	.99[f]	2.13	191

12/31/09	5.71	.17	1.21	1.38	(.28)	—	(.28)	6.81	25.63	119,799	1.25[g,h]	1.02[g]	2.87	237

12/31/08	10.99	.31	(4.33)	(4.02)	(.44)	(.82)	(1.26)	5.71	(40.72)	112,471	1.02[g]	1.02[g]	3.59	140

12/31/07	12.40	.32	(.20)	.12	(.34)	(1.19)	(1.53)	10.99	.95	256,347	.97[g]	.97[g]	2.78	128

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

e Portfolio turnover excludes TBA roll transactions.

f Excludes the impact of a reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.09% of average net assets for the period ended December 31, 2010.

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/09	0.05%

12/31/08	0.04

12/31/07	0.02

h Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.23% of average net assets for the period ended December 31, 2009.

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 13

Notes to financial statements 6/30/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from January 1, 2012 through June 30, 2012.

Putnam VT George Putnam Balanced Fund (the fund), is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and U.S. value stocks of large and midsize U.S. companies, with a greater focus on value stocks. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate-to long term maturities (three years or longer).

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities.

14 Putnam VT George Putnam Balanced Fund

Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2011, the fund had a capital loss carryover of $128,267,273 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$94,493,860	12/31/16

33,773,413	12/31/17

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $167,189,383, resulting in gross unrealized appreciation and depreciation of $27,641,384 and $3,909,604, respectively, or net unrealized appreciation of $23,731,780.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 40.1% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets, that do not represent the fund’s investments

Putnam VT George Putnam Balanced Fund 15

in other Putnam funds, other than Putnam Money Market Liquidity Fund over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $44 under the expense offset arrangements and by $3,226 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $142, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $70,024,412 and $84,762,897, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $13,470,557 and $10,175,490, respectively.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/12		Year ended 12/31/11		Six months ended 6/30/12		Year ended 12/31/11

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	200,449	$1,505,129	403,822	$2,966,888	259,099	$1,941,727	568,844	$4,051,868

Shares issued in connection with
reinvestment of distributions	245,420	1,872,551	294,460	2,167,229	246,188	1,873,492	304,226	2,233,016

	445,869	3,377,680	698,282	5,134,117	505,287	3,815,219	873,070	6,284,884

Shares repurchased	(945,067)	(7,103,951)	(2,331,029)	(16,859,247)	(1,278,943)	(9,576,116)	(3,122,174)	(22,497,144)

Net decrease	(499,198)	$(3,726,271)	(1,632,747)	$(11,725,130)	(773,656)	$(5,760,897)	(2,249,104)	$(16,212,260)

Note 5 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $8,196 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $24,003,011 and $19,938,260, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

16 Putnam VT George Putnam Balanced Fund

Note 8 — New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011-04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011-04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the fund’s financial statements.

Putnam VT George Putnam Balanced Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low

18 Putnam VT George Putnam Balanced Fund

expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Fund) — Balanced Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

1st	1st	4th

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 191, 177 and 156 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Putnam VT George Putnam Balanced Fund 19

The Trustees, while noting that your fund’s investment performance over the one- and three-year periods ended December 31, 2011 had been favorable, expressed concern about your fund’s fourth quartile performance over the five-year period ended December 31, 2011, and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over this period was due in significant part to the fund’s particularly weak performance in 2007 and 2008. They noted Putnam Management’s assessment that performance in 2007 was hurt by poor stock selection, particularly within the information technology, financials, and consumer discretionary sectors, and that performance in 2008 was hurt by the fund’s exposure to mortgage-backed securities and collateralized mortgage obligations.

The Trustees considered steps that Putnam Management had taken to support improved performance, noting in particular that, in November 2008, a new portfolio manager replaced the three individuals on the portfolio management team with responsibility for the fund’s equity investments, and that the fund’s relative performance has improved under this portfolio manager, with the fund ranking in the first quartile for the one- and three-year periods ended December 31, 2011. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

20 Putnam VT George Putnam Balanced Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Ravi Akhoury
Boston, MA 02109	P.O. Box 8383	Barbara M. Baumann
	Boston, MA 02266-8383	Charles B. Curtis
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		John A. Hill
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Elizabeth T. Kennan
Kenneth R. Leibler
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109		W. Thomas Stephens

Putnam VT George Putnam Balanced Fund 21

This report has been prepared for the shareholders	H504
of Putnam VT George Putnam Balanced Fund.	275811 8/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 28, 2012